Exhibit 10.15a

ACTA NUMERO
En la ciudad de Mérida, Capital del Estado de Yucatán, Estados Unidos Mexicanos, a los  dos días del mes de diciembre del año dos mil quince, ante mí ABOGADO JORGE RAMON PENICHE AZNAR, Notario Público del Estado de Yucatán, en ejercicio, titular de la Notaría número setenta y dos, con residencia en esta capital, comparecieron las personas siguientes quienes expresaron tener las generales que se relacionan a continuación
I.- El señor  JUAN ANTONIO HERRERA GOMEZ RUEDA
     II.- El señor  MATEO ALFREDO MAZAL BEJA. -

Por cuanto los comparecientes Juan Antonio Herrera Gómez Rueda y Mateo Alfredo Mazal Beja no son conocidos de mí, el Notario, me acreditaron su identidad en los términos del artículo cuarenta y nueve de la Ley del Notariado del Estado de Yucatán, como sigue: el primero con su credencial para votar y el segundo con su pasaporte, documentos que exhiben originales y solicitan les sean devueltos por lo cual yo, el Notario, compulso copia certificada de los mismos y, previo el cotejo respectivo, con los originales de que respectivamente proceden las agrego al legajo de documentos del apéndice de esta escritura; y hago constar que los propios documentos contienen una fotografía que coinciden, a mi juicio,  con los respectivos rasgos fisonómicos de los propios comparecientes, documentos que, por tanto, estimo fehacientes para acreditar su identidad

El señor Juan Antonio Herrera Gomez Rueda concurre a esta escritura con su personalidad de apoderado de la persona jurídica denominada "Asideros 2", Sociedad de Responsabilidad Limitada de Capital Variable,  representación que acredita, al igual que la existencia legal de dicha sociedad, con la escritura de la empresa, mismos testimonios que exhibe originales y solicita que le sean devueltos por lo cual yo, el Notario, compulso copia certificada de dichos testimonios, y previo el cotejo respectivo con los originales de que respectivamente proceden, la agrego al legajo de documentos del apéndice de esta escritura; y hace constar, bajo protesta de decir verdad, que la representación que ostenta en esta escritura no le ha sido revocada ni limitada en forma alguna y que su representada es una sociedad mercantil, anónima, legalmente constituida y con domicilio social en esta ciudad, con cláusula de socios extranjeros y cuyo objeto es, principalmente promover, La siembra y cosecha de diferentes cultivos.

El señor Mateo Alfredo Mazal Beja concurre a esta escritura con su personalidad de apoderado de la persona jurídica denominada "Enerall Terra 2", Sociedad Anónima Promotora de Inversión de Capital Variable,  representación que acredita, al igual que la existencia legal de dicha sociedad, con la escritura de la empresa, mismos testimonios que exhibe originales y solicita que le sean devueltos por lo cual yo, el Notario, compulso copia certificada de dichos testimonios, y previo el cotejo respectivo con los originales de que respectivamente proceden, la agrego al legajo de documentos del apéndice de esta escritura; y hace constar, bajo protesta de decir verdad, que la representación que ostenta en esta escritura no le ha sido revocada ni limitada en forma alguna y que su representada es una sociedad mercantil, anónima, legalmente constituida y con domicilio social en esta ciudad, con cláusula de socios extranjeros y cuyo objeto es, principalmente,  la transformación de tierra improductiva, en tierra cultivable y productiva para la producción de diversos cultivos.
     Los propios comparecientes, quienes tienen capacidad legal, sin que nada me conste en contrario, dijeron: que formalizan en esta escritura un contrato de compraventa respecto de diversos bienes inmuebles rústicos pactado entre "Asideros 2", Sociedad de Responsabilidad Limitada de Capital Variable, a quien en lo sucesivo se le denominará en este contrato como "LA VENDEDORA", de una parte; y de la otra parte "Enerall Terra 2", Sociedad anónima, Promotora de Inversión de Capital Variable, a quien en lo sucesivo se le denominará en este contrato como "LA COMPRADORA" contrato que formalizan en los términos de los siguientes antecedentes y cláusulas:

ANTECEDENTES
     PRIMERO.- Declara "LA VENDEDORA": que es propietaria en pleno dominio de los siete predios rústicos que se describen sucesivamente a continuación como sigue:
I.- "Finca rústica denominada "Monterrey", número catastral mil sesenta y dos, correspondiente a la localidad de Sucopó, Municipio de Tizimín, con extensión de Doscientas diecinueve Hectáreas cuarenta y cinco áreas y doce centiáreas de tierras; dista de la localidad de Sucopó, ocho kilómetros al oriente; sus colindancias son: al Norte, con las fincas Chumucbé y X-Hueza; al Sur, con la finca Yokdzonot; al Oriente, con la finca Chelón; y al Poniente, con las fincas Puytzuc y Chumucbé
II.- "Finca rústica denominada "Xmazon", número catastral mil treinta y cuatro, correspondiente a la localidad de Sucopó, municipio de Tizimín, con extensión de doscientas diecinueve hectáreas, cuarenta y cinco áreas y doce centiáreas de tierras;  dista de la localidad de Sucopó, cuatro kilómetros al oriente; sus colindancias son: al Norte, con las fincas Yokdzonot y Chelón; al Sur, con terrenos de Sucopó y la finca Xpech; al Oriente, con las fincas Yokpita y Xpech; y al Poniente con tierras del ejido de Sucopó"
III.- "Finca rústica denominada "San Antonio Yokdzonot", número catastral mil treinta y tres, correspondiente a la localidad de Sucopó, municipio de Tizimín, con extensión de doscientas diecinueve hectáreas, cuarenta y cinco áreas y doce centiáreas de tierras;  dista de la localidad de Sucopó, seis kilómetros al oriente; sus colindancias son: al Norte,  la finca Monterrey; al Sur, con la finca Xmazón; al Oriente, con la finca Chelón; y al Poniente con la finca Xpuytzuc"
IV.- "Finca rústica denominada "X-Hueza", número catastral cuatrocientos diez, correspondiente a la localidad de Sucopó, municipio de Tizimín, con extensión de doscientas diecinueve hectáreas, cuarenta y cinco áreas y doce centiáreas de tierras;  dista de la localidad de Sucopó, diez kilómetros al oriente; sus colindancias son: al Norte,  la finca Yochachich; al Sur, con las fincas Monterrey y Chelón; al Oriente, con la finca Huchichén; y al Poniente con la finca Chumucbé"
V.- "Finca rústica denominada "Chelón", número catastral mil treinta y dos, correspondiente a la localidad de Sucopó, municipio de Tizimín, con extensión de doscientas diecinueve hectáreas, cuarenta y cinco áreas y doce centiáreas de tierras;  dista de la localidad de Sucopó, ocho kilómetros al oriente; sus colindancias son: al Norte,  la finca X-Huezá; al Sur, las fincas Xmazón y Yokpita; al Oriente, las fincas Huchichén y Yokpita; y al Poniente, las fincas Yokdzonot y Monterrey".

Que los cinco inmuebles antes descritos los adquirió la declarante por compra que hizo al señor Demetrio Antonio Osorio Arce, compraventa que fue formalizada en la escritura pública número ochenta y cinco pasada en esta ciudad el día diez de marzo del año dos mil diez ante el Abogado Alvaro Roberto Baqueiro Caceres, titular de la Notaría Pública número cincuenta y cinco del Estado y de la que se tomó razón, en el orden en que han sido relacionados dichos predios en los folios electrónicos números doscientos cincuenta mil ochocientos cincuenta y uno, doscientos setenta mil setecientos treinta, doscientos setenta mil setecientos veintinueve, ciento noventa y cuatro mil treinta y dos y doscientos setenta mil setecientos veintiocho con los números de inscripción un millón ciento cuarenta y un mil doscientos cincuenta, un millón ciento cuarenta y un mil doscientos cincuenta y tres, un millón ciento cuarenta y un mil doscientos cincuenta y siete, un millón ciento cuarenta y un mil doscientos cincuenta y nueve y un millón ciento cuarenta y un mil doscientos sesenta y tres de la oficina del Registro Público de la Propiedad y del Comercio del Estado de Yucatán.

VI.- "Finca rústica denominada "PUYTZUC", catastral número QUINIENTOS CUARENTA Y CUATRO, correspondiente a la localidad, Municipio y Partido de Tizimín, Yucatán, con la extensión de Trescientas diecisiete Hectáreas cincuenta áreas y linda: al Norte, con tierras del Ejido de Tizimín afectadas a la finca "Yaxché"; al Sur,  con terrenos de la finca "Xmakulam; al Oriente, con terrenos de la Federación y al Poniente finca "Buena Esperanza" de Victoria García de C
     Que el predio antes descrito lo adquirió la declarante por compra que hizo a la señora Hilda Aracelly Novelo Peniche, también conocida con los nombres de Hilda a. Novelo Peniche, Hilda Aracelly Novelo y Peniche, Hilda Aracelly Novelo Peniche de Cruz e Hilda A. Novelo de Cruz, compraventa que fue formalizada en la escritura pública número doscientos trece pasada en esta ciudad el día diecinueve de marzo del año dos mil diez ante el Abogado Alvaro Roberto Baqueiro Caceres, titular de la Notaría Pública número cincuenta y cinco del Estado y de la que se tomó razón en el folio electrónico número doscientos setenta mil trescientos ochenta y cuatro con el número de inscripción un millón ciento cuarenta y un mil ciento setenta de la oficina del Registro Público de la Propiedad y del Comercio del Estado de Yucatán.

VII.- TABLAJE CATASTRAL NUMERO SEIS MIL NOVECIENTOS ONCE DENOMINADO "SANTA CRUZ NUMERO DOS", UBICADO EN LA LOCALIDAD Y MUNICIPIO DE TIZIMIN, YUCATAN, CON UNA SUPERFICIE DE DOSCIENTOS CUARENTA Y TRES  HECTAREAS DE TERRENO; DE FIGURA IRREGULAR, CON LOS RUMBOS, DISTANCIAS Y COLINDANCIAS SIGUIENTES: PARTIENDO DEL PUNTO CUARENTA CON RUMBO ASTRONOMICO SURESTE EN SESENTA Y SIETE GRADOS VEINTISEIS MINUTOS RECORRIENDO UNA DISTANCIA DE MIL CIENTO CUARENTA Y OCHO METROS NOVENTA Y SEIS CENTIMETROS SE LLEGA AL PUNTO QUINCE, COLINDANDO CON TERRENOS DEL EJIDO DE SUCOPO; DE ESTE PUNTO CON RUMBO ASTRONOMICO SURESTE EN SESENTA Y DOS GRADOS CATORCE MINUTOS, RECORRIENDO UNA DISTANCIA DE QUINIENTOS OCHENTA Y TRES METROS CUARENTA Y CUATRO CENTIMETROS SE LLEGA AL PUNTO VEINTIDOS, COLINDANDO CON TERRENOS DEL EJIDO DE SUCOPO;  DE ESTE PUNTO CON RUMBO ASTRONOMICO NORESTE EN DIECIOCHO GRADOS CINCUENTA Y UN MINUTOS, RECORRIENDO UNA DISTANCIA DE DOSCIENTOS SESENTA Y NUEVE METROS CINCUENTA Y CINCO CENTIMETROS, SE LLEGA AL PUNTO VEINTISEIS COLINDANDO  CON TERRENOS DE LA FINCA CHUMUCBE; DE ESTE PUNTO CON RUMBO ASTRONOMICO NORESTE, EN NUEVE GRADOS VEINTISIETE MINUTOS, RECORRIENDO UNA DISTANCIA DE TRESCIENTOS OCHENTA Y CINCO METROS CUARENTA Y OCHO CENTIMETROS SE LLEGA AL PUNTO TREINTA, COLINDADO CON TERRENOS DE LA FINCA CHUMUCBE; DE ESTE PUNTO CON RUMBO ASTRONOMICO NORESTE EN DOCE GRADOS CUARENTA MINUTOS, RECORRIENDO UNA DISTANCIA DE QUINIENTOS DIECISIETE METROS SESENTA CENTIMETROS SE LLEGA AL PUNTO TREINTA Y SEIS, COLINDANDO CON TERRENOS DE LA FINCA CHUMUCBE; DE ESTE PUNTO CON RUMBO NORESTE EN SETENTA GRADOS CUARENTA Y CINCO MINUTOS, RECORRIENDO UNA DISTANCIA DE DOS MIL OCHOCIENTOS VEINTICUATRO METROS VEINTISEIS CENTIMETROS SE LLEGA AL PUNTO TREINTA Y SIETE, COLINDANDO CON TERRENOS DEL RANCHO PUYTZUC; DE ESTE PUNTO CON RUMBO ASTRONOMICO SUROESTE EN TREINTA Y NUEVE GRADOS DIECISIETE MINUTOS, RECORRIENDO UNA DISTANCIA DE TRESCIENTOS OCHENTA Y SEIS METROS SESENTA Y SEIS CENTIMETROS SE LLEGA AL PUNTO CUARENTA Y DOS, COLINDANDO CON TERRENOS DE LA FINCA CHOCH-HA; DE ESTE PUNTO CON RUMBO ASTRONOMICO SURESTE EN SESENTA GRADOS CUARENTA MINUTOS, RECORRIENDO UNA DISTANCIA DE MIL TRESCIENTOS DIECIOCHO METROS CUARENTA CENTIMETROS SE LLEGA AL PUNTO CUARENTA Y UNO, COLINDANDO CON TERRENOS DEL RANCHO SANTA CRUZ NUMERO UNO; Y DE ESTE PUNTO CON RUMBO ASTRONOMICO SUROESTE EN DIEZ GRADOS CERO MINUTOS RECORRIENDO UNA DISTANCIA DE DOSCIENTOS METROS SE LLEGA AL PUNTO CUARENTA QUE SIRVIO DE PUNTO DE PARTIDA, CERRANDO EL PERIMETRO QUE SE DESCRIBE Y COLINDANDO TERRENOS DEL RANCHO SANTA CRUZ NUMERO UNO".
Que el predio antes descrito lo adquirió la declarante por compra que hizo al señor Eloy Cruz Novelo, compraventa que fue formalizada en la escritura pública número seiscientos tres pasada en esta ciudad el día qjuince de julio del año dos mil once ante el precitado Notario Público número cincuenta y cinco  Abogado Alvaro Roberto Baqueiro Caceres, y de la que se tomó razón en el folio electrónico número un millón cuarenta y seis mil trescientos diecisiete con el número de inscripción un millón trescientos cuarenta y nueve mil novecientos noventa y ocho de la precitada oficina del Registro Público de la Propiedad y del Comercio del Estado de Yucatán.

SEGUNDO.- Declara "LA VENDEDORA": que los inmuebles de su propiedad antes descritos se venden "ad corpus", sin ninguna garantía o responsabilidad en lo que respecta a su uso o aplicación por parte de LA COMPRADORA, no reportan a la fecha gravamen alguno pues el de hipoteca que aparece relacionado en cada uno de los certificados de libertad de gravamen respectivos expedidos por la oficina del Registro Público de la Propiedad y del Comercio del Estado, mismos que exhibe originales y que agrego yo, el Notario al legajo de documentos del apéndice de esta acta, fue cancelado en diversa escritura de esta fecha pasada ante el precitado Notario Público Abogado Alvaro Roberto Baqueiro Cáceres; de igual forma que dichos inmuebles se encuentran libres de cualquier gravamen y/o restricción al derecho de propiedad y/o limitación para ser enajenados libres de gravamen, que no se adeuda impuesto predial en cuanto a los referidos inmuebles como se acredita con los certificados que exhibe originales y que yo, el Notario agrego al legajo de documentos del apéndice de esta escritura y que ninguno cuenta con el servicio público de agua potable.

TERCERO.- Declara "LA VENDEDORA": que es titular de los derechos derivados del título de concesión para explotar, usar o aprovechar aguas nacionales del subsuelo Número 12YUC151628/32ASDA12 (uno dos YUC uno cinco uno seis dos ocho diagonal tres dos ASDA uno dos) en el predio denominado "XMAZON", municipio de Tizimín, Yucatán, título que exhibe original y del cual yo, el Notario compulso copia certificada y previo el cotejo respectivo agrego al legajo de documentos del apéndice de esta escritura.

Expuesto lo anterior las partes formalizan el contrato de compraventa que han pactado en los términos de las siguientes.

CLAUSULAS:
     PRIMERA.- "LA VENDEDORA" por conducto de su representante legal compareciente declara y otorga: que enajena a título de compraventa, en forma total, definitiva e irrevocable Ad Corpus,  y libres de gravamen en favor de "LA COMPRADORA" y esta a su vez los adquiere de aquella, el dominio pleno de los siete predios rústicos descritos en el inciso primero del capítulo de antecedentes de esta escritura con todo cuanto de hecho y por derecho corresponde a los referidos inmuebles y se encuentre dentro de su perímetro, sin limitación ni reserva alguna obligándose "LA VENDEDORA" al saneamiento de esta compraventa para el caso de evicción conforme a derecho
Para mejor identificación de los inmuebles vendidos ambas partes solicitan al suscrito Notario se agreguen al legajo de documentos del apéndice de esta escritura copia firmada por ambas partes del plano de localización de cada uno de dichos inmuebles que exhiben originales

     A mayor abundamiento, "LA VENDEDORA" declara y garantiza a "LA COMPRADORA", que no existe ningún gravamen o derecho de tercero garantizado con los inmuebles objeto de la presente operación, y que la cancelación de los gravámenes otorgado por "LA VENDEDORA" en la escritura pública de cancelación mencionada en el párrafo anterior, fue realizada conforme al derecho aplicable y que fueron cumplidos todos y cada uno de los procedimientos y autorizaciones necesarias para llevar a cabo dicha cancelación .
     De igual forma declara "LA VENDEDORA" que no requiere autorización corporativa ni de ninguna índole para la celebración de la presente operación de compraventa, y que los poderes que le fueron otorgados mediante (Datos del POA a Juan Herrera),, son suficientes y bastantes para llevar a cabo el presente acto.

SEGUNDA.- El precio total, alzado y único pactado por las partes por la compraventa de los inmuebles es por la cantidad total de TREINTA Y UN MILLONES OCHOCIENTOS CUARENTA Y CUATRO MIL CUARENTA Y OCHO PESOS, MONEDA NACIONAL  de los cuales corresponde a cada uno de los inmuebles las siguientes cantidades:
a) por el predio denominado "Monterrey" con número catastral un mil sesenta y dos de la localidad de Sucopó, municipio de Tizimín, Yucatán, la cantidad de cuatro millones doscientos quince mil cuatrocientos sesenta y seis pesos treinta centavos, moneda nacional.
b) por el predio denominado "Xmazon" con número catastral un mil treinta y cuatro de la localidad de Sucopó, municipio de Tizimín, Yucatán, la cantidad de cuatro millones doscientos quince mil cuatrocientos sesenta y seis pesos treinta centavos, moneda nacional;
c) por el predio denominado "San Antonio Yokdzonot" con número catastral un mil treinta y tres de la localidad de Sucopó, municipio de Tizimín, Yucatán, la cantidad de cuatro millones doscientos quince mil cuatrocientos sesenta y seis pesos treinta centavos, moneda nacional;
d) por el predio denominado "X-Hueza" con número catastral cuatrocientos diez de la localidad de Sucopó, municipio de Tizimín, Yucatán, la cantidad de cuatro millones doscientos quince mil cuatrocientos sesenta y seis pesos treinta centavos, moneda nacional;
e) por el predio denominado "Chelón" con número catastral un mil treinta y dos de la localidad de Sucopó, municipio de Tizimín, Yucatán, la cantidad de cuatro millones doscientos quince mil cuatrocientos sesenta y seis pesos treinta centavos, moneda nacional;
f) por el predio denominado "Puytzuc" con número catastral quinientos cuarenta y cuatro de la localidad y municipio de Tizimín, Yucatán la cantidad de seis millones noventa y ocho mil ochocientos noventa y ocho pesos veintinueve centavos, moneda nacional y
g) por el predio denominado "Santa Cruz Número Dos" con número catastral seis mil novecientos once de la localidad y municipio de Tizimín, Yucatán, la cantidad de cuatro millones seiscientos sesenta y siete mil ochocientos dieciocho pesos veintidós centavos, moneda nacional.
Cantidad que paga "LA COMPRADORA" a "LA VENDEDORA"  como sigue: a) mediante transferencia electrónica emitida por la propia compradora a cargo de la institución bancaria denominada Banorte por la suma de VEINTE MILLONES SETECIENTOS UN MIL CIENTO SESENTA Y UN PESOS, MONEDA NACIONAL y a favor del Fideicomiso Zilkha  en la cuenta bancaria del propio fideicomiso en la institución bancaria "JP MORGAN CHASE BANK NA por instrucciones expresas e irrevocables, en ese sentido que ha girado "LA VENDEDORA" a "LA COMPRADORA" en virtud de que con ese importe la propia vendedora hace pago del crédito relacionado en las declaraciones de esta escritura y b) mediante transferencia electrónica emitida  por la propia compradora a cargo de la institución bancaria denominada_Banorte por la suma de_ONCE MILLONES CIENTO CUARENTA Y DOS MIL OCHOCIENTOS OCHENTA Y SIETE PESOS, MONEDA NACIONAL y a favor de "LA VENDEDORA", por lo cual "LA VENDEDORA" otorga formal recibo del mencionado precio total a "LA COMPRADORA" y el resguardo más eficaz en derecho que a su seguridad conduzca.

TERCERA.- Por virtud de la enajenación a título de compraventa formalizada en las cláusulas precedentes, queda consumada a favor de "LA COMPRADORA" la traslación de propiedad, en pleno dominio, de todos y cada uno de los predios descritos en la declaración primera de esta escritura; y queda verificada la entrega jurídica de dichos predios, a la adquirente, conforme a la Ley.

CUARTA.- "LA VENDEDORA" en este acto declara que deslinda de toda responsabilidad a "LA COMPRADORA" por cualquier responsabilidad derivada de cualquier contingencia laboral, fiscal, ambiental, administrativa y de cualquier otra índole, obligándose a sacar en paz y a salvo a "LA COMPRADORA", y a reparar los daños, perjuicios, costas y gastos judiciales y honorarios de abogados en los que "LA COMPRADORA", como adquirente de buena fe, tuviera que incurrir en caso de cualquier reclamación de terceros en virtud de los supuestos mencionados, relacionados con hechos previos a la realización de la presente compraventa.

QUINTA.- Los contratantes hacen constar: que el precio pactado por ellos en cuanto a la enajenación a título de compraventa de cada uno de los predios de que se trata es el justo y legal; que en su fijación no ha existido dolo ni lesión alguna; y que los propios inmuebles fueron avaluados, por designación de "LA COMPRADORA", por el Licenciado Efraín J. Díaz y Díaz, Corredor Público número uno del Estado en las mismas cantidades pactadas como precio de cada uno de dichos inmuebles, según consta de los dictámenes relativos que exhiben originales y que yo, el Notario, agrego al legajo de documentos del apéndice de esta escritura.

SEXTA.- "LA COMPRADORA" acepta las ventas otorgadas a su favor respecto de los inmuebles antes mencionados y hace constar que el día de hoy le fue entregada la posesión física de los propios inmuebles por "LA VENDEDORA".

SÉPTIMA – "EL COMPRADOR" reconoce que ha inspeccionado los inmuebles objeto de la presente escritura previo a la firma de la misma, y por tanto manifiesta su conformidad con las condiciones de los mismos, y salvo por cualquier disposición expresa a lo contrario establecida en la presente escritura pública, por medio de la presente acepta dichos inmuebles en sus condiciones actuales, sin contar con garantía alguna por parte del vendedor sobre la naturaleza o las condiciones de los inmuebles respecto al uso que el comprador  pretende darles. "El Vendedor" no garantiza o declara, ya sea implícita o expresamente, la adecuación de los inmuebles para un uso particular, ni la calidad, condiciones, capacidades, idoneidad, comerciabilidad o desempeño de los inmuebles. Las partes convienen que el inmueble se vende AD CORPUS y que los riesgos inherentes serán a cargo del Comprador.

OCTAVA – "El Comprador" conviene que adquiere los bienes inmuebles bajo la modalidad "Ad Corpus" y únicamente con base en sus propias investigaciones y análisis de los inmuebles vendidos, incluyendo, sin limitación: (a) la condición actual de los bienes inmuebles para efectos del uso que pretende dar el Comprador o para cualquier otro uso; (b) el cumplimiento o no de los inmuebles con cualesquier reglamentos, disposiciones o leyes aplicables respecto al uso agrícola, la silvicultura, de construcción, uso, disposiciones aplicables a incendios u otros permisos requeridos; (c) la ubicación de las medidas y colindancias de los bienes inmuebles y la presencia o ausencia de posesionarios sobre los inmuebles; (d) la existencia o no de servicios públicos, abastecimiento de aguas, drenajes u otros servicios y las condiciones de los mismos, así como el acceso a los mismos, si hubieren; (e) la superficie del predio, las dimensiones o el metraje cuadrado de los inmuebles.

NOVENA.- "LA VENDEDORA" declara y otorga: que dentro del mismo precio pactado por la declarante con "LA COMPRADORA" por la compraventa de los inmuebles que son objeto de esta escritura cede y transfiere en favor de "LA COMPRADORA" todos y cada uno de los derechos que le competen como titular del precitado título de concesión emitido por la Comisión Nacional del Agua, descrito en el antecedente tercero anterior, el cual se tiene por reproducido como si a la letra se insertase, derechos que garantiza con el precitado título que ha exhibido, sin que garantice derechos o concesiones adicionales. Queda acordado entre las partes que como consecuencia de la cesión de los referidos derechos "LA COMPRADORA" queda colocada, a partir de esta fecha, en el mismo lugar, grado y prelación que competían a "LA VENDEDORA" en cuanto a los multicitados derechos sin limitación ni reserva alguna, obligándose "LA VENDEDORA" a realizar los trámites que fueren necesarios, conjuntamente con "LA COMPRADORA" para que esta última sea reconocida como nueva titular de los derechos de que se trata. "LA COMPRADORA" acepta la cesión de derechos formalizada en este documento a su favor

DECIMA.-"LA VENDEDORA" hace constar: que se encuentra al corriente en el pago de las contribuciones y aprovechamiento fiscales en materia de aguas nacionales en cuanto a los títulos de concesión de que se trata y hace constar, bajo protesta de decir verdad, que no tiene conocimiento de encontrarse en alguna de las causales de caducidad total o parcial previstas en la Ley de Aguas Nacionales y en su reglamento que impedirían la cesión de derechos mencionada en la cláusula novena anterior, y que por tanto no tiene conocimiento de la existencia de circunstancia alguna que impida la cesión de derechos que ha otorgado y se obliga a dar oportunamente a la Comisión Nacional del Agua el aviso por escrito de la multicitada cesión de derechos para los efectos legales que procedan.

DÉCIMA PRIMERA.- Todos los gastos, impuestos, derechos y honorarios que se causen por la compraventa formalizada en esta escritura, quedan a cargo y de cuenta exclusiva de "LA COMPRADORA" con la única excepción del pago del impuesto sobre la renta por enajenación de bienes que, conforme a la Ley relativa queda a cargo de "LA VENDEDORA".

DÉCIMA SEGUNDA.- Para el caso de cualquier controversia que se suscitare respecto del contrato de compraventa y de la cesión de derechos que han sido formalizados en esta escritura los contratantes se someten expresamente a los Jueces y Tribunales competentes en la ciudad de Mérida, Yucatán Se agrega al apéndice de la presente escritura una versión en inglés de la presente acta para efectos informativos
Acerca del impuesto sobre la renta, los otorgantes manifiestan: que se encuentran al corriente en su pago, lo que no me acreditaron y que están inscritos en el Registro Federal de Contribuyentes como sigue: el señor Juan Antonio Herrera Gomez "LA VENDEDORA" y el Señor  Mateo Alfredo Mazal Beja "LA COMPRADORA".

APARTADO FISCAL:
     Por lo que toca al impuesto al valor agregado no se causa en esta escritura por ser objeto de la misma inmuebles que consisten en terrenos sin construcción alguna, según hacen constar, bajo protesta de decir verdad, "LA VENDEDORA" siendo aplicable al efecto el artículo noveno fracción primera de la ley relativa.   -
     Por lo que toca al impuesto sobre adquisición de inmuebles, habiendo efectuado yo, el Notario, el cálculo correspondiente, en los términos de ley, resultó un impuesto total a pagar por la suma total de seiscientos noventa y siete mil cuatrocientos treinta y cinco pesos ochenta y ocho centavos, moneda nacional, a cargo de "LA COMPRADORA".
     Por lo que toca al pago provisional del impuesto sobre la renta y al impuesto cedular respecto de la enajenación a título de compraventa formalizada en esta escritura no se practica cálculo ni retención alguna por ser la enajenante una persona jurídica.
Yo, el Notario, hago constar: que en este otorgamiento he dado cumplimiento a las obligaciones establecidas en los artículos dieciocho de la Ley Federal para la Prevención e Identificación de Operaciones con Recursos de Procedencia Ilícita y trece de las Reglas de Carácter General relativas a la propia Ley, y demás aplicables en la materia, por cuanto: a) identifiqué a los otorgantes en cuanto a sus respectivos nombres, fechas de nacimiento, domicilio y actividad u ocupación; b) los propios otorgantes acreditaron su identidad con los documentos respectivos, que contiene, cada uno, la fotografía y la firma de su titular y exhibieron igualmente las constancias de sus respectivas inscripciones en el Registro Nacional de Población y en el Registro Federal de Contribuyentes; c) que los propios comparecientes manifestaron que sus respectivos números telefónicos y correos electrónicos son los siguientes:
del señor Juan Juan Antonio Herrera Gomez Rueda 9999444656,  jherrera@gceholdings.com y del señor  Mateo Alfredo Mazal Beja 8183995600 mmazal@enerall.biz,hicimos constar tanto los propios comparecientes, como el suscrito Notario, que no existe entre nosotros relación alguna de negocios formal y cotidiana tal y como se define en el artículo tercero de las Reglas de Carácter General a que se refiere la indicada Ley; e) requerí a los comparecientes información acerca de si tienen conocimiento de la existencia de dueño o beneficiario controlador en esta operación y respondieron ambos en sentido negativo; y f) he integrado el expediente único de  identificación  de  cada  una de las clientes o usuarios que otorgan esta escritura en los términos del artículo doce (reformado) de las precitadas Reglas de Operación de la Ley, agregando los documentos a que antes me refiero al legajo de documentos del apéndice de esta acta.
Finalmente yo, el Notario, hago constar: que los comparecientes otorgan al suscrito Notario, en los términos de los artículos ocho y nueve de la Ley Federal de Protección de Datos Personales en Posesión de los Particulares, su consentimiento en lo referente al tratamiento de los datos personales que constan en este instrumento y en el expediente respectivo y autorizan que los mismos puedan ser proporcionados a las autoridades competentes, entre ellos las tributarias, judiciales y registros públicos, al igual que a las personas que tuvieren interés legítimo en los mismos, para todos los efectos legales a que haya lugar; que en esta escritura se llenaron todos los requisitos que establece el artículo cuarenta y nueve de la Ley del Notariado del Estado en vigor, en tanto me cercioré de la identidad y de la capacidad de los comparecientes, me aseguré de su voluntad para la celebración de este otorgamiento, les instruí acerca del sentido y efectos legales del mismo y, a su solicitud, di lectura a esta acta, manifestaron estar conformes con su tenor y la firman, ante mí, para constancia. Doy fe

DEED NUMBER
 In the City of Mérida, Capital of the State of Yucatán, United Mexican States, on December 2, 2015, before me JORGE RAMON PENICHE AZNAR, Notary Public of the State of Yucatan, in office, titleholder of Notary´s Office number seventy two, holding residence in this capital, appeared the following individuals who stated their general information to be as follows:

     I.- Mister JUAN ANTONIO HERRERA GOMEZ RUEDA
II.- Mister  MATEO ALFREDO MAZAL BEJA

Those appearing in this act, Juan Herrera Gómez Rueda and Alfredo Mateo Mazal Beja are not known to me, Notary, I credited his identity in accordance with Article forty-nine of the Notarial Law of the State of Yucatan, as follows: the first  with Voting Official ID and the second with Passport, documents exhibited in original and ask them to be returned for which I, the Notary, forwarded attested certified copy thereof and, after the respective comparison with the originals of which respectively are added to the file of documents as an Appendix; and I note that the documents themselves contain a photograph that match, in my opinion, with the respective facial features of those appearing themselves, documents, therefore, I consider credible to prove their identity

Mister Juan Antonio Herrera Gomez Rueda appears on this deed representing the corporate entity named Asideros 2", Sociedad de Responsabilidad Limitada de Capital Variable,, as such capacity is duly evidenced, along with the legal existence of such corporation, by means of the formation documents of the company, as such documents have been shown to me and which he requested to be returned, therefore, I, the Notary, have made certified copies thereof and, having first compared such copies to their originals from which they were made, I hereby attach such copies to the document file attached to this deed as the appendix; and I hereby attest, under penalty of perjury, that the capacity that has been established in this deed has not been revoked or limited in any form whatsoever and that the corporation being represented herein is a commercial corporation, limited, duly organized and whose principal office is in this city, with a foreigner´s admission/exclusion clause, and whose principal corporate purpose is, mainly, the Planting, Cultivation and Harvesting of Different Crops.

Mister Mateo Alfredo Mazal Beja appears on this deed in his capacity as assignee of the corporate entity named "Enerall Terra 2", Sociedad Promotora de Inversión de Capital Variable as such capacity is duly evidenced, along with the legal existence of such corporation, by means of of the formation documents of the company, as such documents have been shown to me and which he requested to be returned, therefore, I, the Notary, have made certified copies thereof and, having first compared such copies to their originals from which they were made, I hereby attach such copies to the document file attached to this deed as the appendix; and I hereby attest, under penalty of perjury, that the capacity that has been established in this deed has not been revoked or limited in any form whatsoever and that the corporation being represented herein is a commercial corporation, limited, duly organized and whose principal office is in this city, with a foreigner´s admission/exclusion clause, and whose principal corporate purpose is, mainly, the purchase and sale of real property.
The parties who appear themselves,  legal capacity, there being no evidence to the contrary, and they said: that they formalize by means of this deed a purchase agreement in regards to several rustic real properties, as agreed upon between Asideros 2", Sociedad de Responsabilidad Limitada de Capital Variable,who hereinafter shall be referred to as "THE SELLER", on the one hand; and on the other Enerall Terra 2, S.A.P.I. de C.V. who hereinafter shall be referred to as "THE BUYER", as such agreement is being formalized in accordance to the terms of the following background and clauses:

BACKGROUND
     FIRST.- "THE SELLER" hereby states: that it is the full owner of the seven rustic real properties described as follows:

I. Parcel called "Monterrey", cadastral number one thousand sixty two, corresponding to the location of Sucopo, Tizimín municipality, with an acreage of 219.4512 hectares (two hundred nineteen hectares forty five area and twelve cent areas); far from the town of Sucopo eight kilometers east; its boundaries are: to the North, with Chumucbé and X-Hueza parcels; to the South, with the Yokdzonot farm; the East with the Chelon parcel; and to the west, with Puytzuc and Chumucbé parcels.
II Parcel called "Amazon", cadastral number thirty four thousand, corresponding to the location of Sucopo, Tizimin municipality, with an acreage of 219.4512 hectares (two hundred nineteen hectares forty five area and twelve cent areas); far from the town of Sucopo four kilometers to the east; its boundaries are: to the North, with Chelon and Yokdzonot parcels; South, with Sucopo and Xpech farm; the East, with Yokpita and Xpech parcels; and to the west with the ejido of Sucopo.

III. - Parcel called "San Antonio Yokdzonot", cadastral number one thousand and thirty three, corresponding to the locality of Sucopo, municipality of Tizimin, with an acreage of 219.4512 hectares (two hundred nineteen hectares forty five area and twelve cent areas); is far from the town of Sucopo, six kilometers to the east; its boundaries are: to the North, the Monterrey parcel; to the South, with the Xmazon parcel; to the East, with the Chelon parcel; and to the west with Xpuytzuc parcel.
IV.- Parcel called "X-Hueza", cadastral number four hundred ten, corresponding to the locality of Sucopo, municipality of Tizimin, with an acreage of 219.4512 hectares (two hundred nineteen hectares forty five area and twelve cent areas); is far from the town of Sucopo, ten kilometers to the east; its boundaries are: to the North, the Yochachich parcel; to the South, with Chelon and Monterrey parcels; to the East, with the Huchichen farms; and to the west with Chumucbe parcel".
V. - Parcel called "Chelon", cadastral number one thousand thirty two, corresponding to the locality of Sucopo, municipality of Tizimin, with an acreage of 219.4512 hectares (two hundred nineteen hectares forty five area and twelve cent areas); is distant from the town of Sucopo, eight kilometers to the east; its boundaries are: to the North, the X-Hueza parcel; to the South, Yokpita and Xmazon parcels; to the East, Huchichen and Yokpita parcels; and to the West, Yokdzonot and Monterrey parcels".

The five properties described above were acquired by a purchase agreement made to Mr. Demetrio Antonio Osorio Arce, purchase that was formalized in public deed number eighty five in this city on March 10, 2010 to the Advocate Baqueiro Alvaro Roberto Caceres, head of the Public Notary number fifty five state, in the order in which these properties have been related to electronic folios number two hundred and fifty thousand eight hundred fifty one, two hundred and seventy thousand seven hundred thirty, two hundred and seventy thousand seven hundred twenty nine, one hundred ninety four thousand and thirty-two, two hundred seventy thousand seven hundred twenty eight with registration number one million one hundred forty one thousand two hundred and fifty, one million one hundred forty-one thousand two hundred fifty three, one million one hundred forty-one thousand two hundred fifty seven, one million one hundred forty one thousand two hundred fifty nine, one million one hundred forty one thousand two hundred sixty three, office of the Public Registry of Property and Commerce of the State of Yucatan.

VI Parcel called "PUYTZUC" cadastral number Five Hundred and four corresponding to the town, municipality Tizimin, Yucatan, with an acreage of 317.50 hectares (three hundred and seventeen hectares and 50 areas) and boundary areas: the North, with Ejido of Tizimín and Yaxché parcel; South, with Xmakulam parcel; the East, land of the Federation and West with Buena Esperanza de Victoria Garcia de C. parcel.
That the property described above was acquired by purchase made to Mrs. Hilda Aracelly Novelo Peniche, also known by the names of Hilda A. Novelo Peniche, Hilda Aracelly Novelo and Peniche, Peniche Novelo Aracelly Hilda and Hilda Cruz Cruz A. Novelo, purchase that was formalized in public deed number two hundred and thirteen in this city the nineteenth day of March 2, 2010 at the presence of lawyer Alvaro Roberto Baqueiro Caceres, head of the Public Notary number fifty five state and that reason was taken into the electronic folio number two hundred and seventy thousand three hundred eighty four with registration number one million one hundred forty one thousand one hundred and seventy at office of the Public Registry of Property and Commerce of the State of Yucatan.

VII Cadastral number six thousand nine once called "Santa Cruz número 2", located in the town and municipality of tizimin, Yucatan, with an acreage of 243 hectares (two hundred and forty three hectares); irregular shapes, with directions, distances and these boundaries: starting point forty course with astronomical southeast at sixty-seven degrees twenty minutes a distance of one hundred forty-eight meters ninety six centimeters, point fifteen is reached, bordering lands of Sucopo ejido; this point with heading astronomical east at sixty two degrees fourteen minutes, a distance of five hundred and eighty-three meters forty-four centimeters, point twenty two is reached, bordering the Ejido of Sucopo land; this point with course in astronomical northeast eighteen degrees fifty-one minutes, a distance of two hundred sixty nine-meter fifty-five centimeters, reaches the point twenty six adjoining grounds of the Chumucbe parcel; this point with astronomical northeast direction in grades nine twenty minutes, a distance of three hundred and eighty-five meters forty-eight centimeters, point thirty is reached, adjacent with Chumucbe parcel; this point with course in astronomical northeast twelve degrees forty minutes, a distance of two feet hundred seventeen meters to get to the point thirty six, bordering Chumucbe parcel; this point with course in northeast seventy degrees forty-five minutes, a distance of two thousand eight hundred twenty centimeters meters to get to the point thirty seven, bordering Puytzuc Ranch; this point with course west in thirty-nine degrees seventeen minutes, a distance of three hundred and eighty six meters sixty six centimeters forty two point is reached, bounds choch-ha parcel; this point with astronomical southeast direction sixty degrees forty minutes, a distance of eighteen thousand three hundred forty centimeters meters to get to the point forty-one, bordering Santa Cruz Numero Uno Parcel; and of course this point with astronomical southwest ten degrees zero minutes a distance of two hundred meters forty gets to the point that served as the starting point, closing the perimeter and bordering described land of Santa Cruz Numero Uno.

That the property described above acquired by statement purchase made to Mr. Eloy Cruz Novelo, purchase that was formalized in public deed number six hundred and three spent in this city on July 15, 2011 against the aforementioned Notary Public numbered fifty five Attorney Alvaro Roberto Baqueiro Caceres, and that reason was taken into the electronic folio number one million forty six thousand three hundred seventeen, with registration number one million three hundred forty nine thousand nine hundred ninety eight of office at Public Registry of Property and Commerce of the State of Yucatan.

SECOND.- "THE SELLER" hereby states: that the foregoing real properties owned by it, as of this date, are being sold ad corpus with no representation or warranty to its use or applicability to the use of the buyer, do not show any liens given that the mortgages that show up in each of the respective certificates of no lien issued by the office of the Public Registry of Property and Commerce of the State, of which the originals have been shown and which I, the Notary, hereby attach to the file of the appendix of this deed, have been cancelled in a previous public deed of this date, which was witnessed by the aforementioned Public Notary Alvaro Roberto Baqueiro Cáceres; such properties are free of any lien and/or encumbrance and/or restriction to the right of property and/or limitation to be transferred free of any lien, that  there are no outstanding property taxes in regard to the aforementioned real properties as evidenced by the original certificates that have been shown and which I, the Notary, hereby attach to the file of the appendix of this deed, and that none of the real properties has potable water services.

THIRD.- "THE SELLER" hereby states: that in regards to the aforementioned properties owned by it, concession to operate, use or utilize the following national subsoil waters Number 12YUC152508/32ASDA12 of the parcel "XMAZON", municipality of Tizimín, Yucatán. Title featuring original and of which I, the Notary certified forwarded attested previous copy each and the respective matching the file of documents added to the appendix of this deed.

Having represented the foregoing, the parties hereby formalize a purchase agreement which has been agreed upon pursuant to the terms of the following:

CLAUSES:
   FIRST.- "THE SELLER" by means of its legal representative who appears herein hereby states and acknowledges: that it hereby sells and conveys, fully, definitively, and irrevocably, ad corpus, free from all liens, to "THE BUYER" who in turn hereby acquires from it, the full ownership of the seven rustic real properties that are mentioned in the first section of the background of this deed, with all rights and interests appurtenant thereto and whatever is found within their perimeters, with no limitations or reservations, and "THE SELLER" hereby commits to clear all land and titles and disencumber them in case of eviction pursuant to the law.

For a better identification of the real properties being sold herein, both parties requested from the undersigned Notary that the document file of the appendix of these deed include a copy, signed by both parties, of the location plans of each one of such real properties, the originals of which have been shown to me.
In furtherance of the foregoing, THE SELLER hereby represents and warrants to THE BUYER, that there is no lien or right of a third party that is secured by the real properties mentioned herein and that the cancellation of the liens granted by THE SELLER in the public deed mentioned in the preceding paragraph, was made in accordance with all applicable laws and that each and every one of the necessary authorizations and proceedings were duly obtained and carried out in order to make such cancellations.
Additionally, THE SELLER hereby represents that it does not require any corporate authorizations nor any other kind of approvals in order to enter into this transaction, and that the powers of attorney that were granted by means of (Folio of the PAO granted to Juan Herrera) are sufficient and adequate for the holding of this act.

SECOND.- The full price, in a lump sum, agreed upon between the parties for the purchase of the properties is in the amount of MX$31,844,048. of which the following amounts correspond to each one of the properties as follows:

a) for the property called "Monterrey" with cadastral number one thousand and sixty two of the town of Sucopo, municipality of Tizimin, Yucatan, MXN$4,215,466.30 (four million two hundred fifteen thousand four hundred sixty six pesos thirty cents.)
b) for the property called "Xmazon" with cadastral number one thousand and thirty four of the town of Sucopó, municipality of Tizimin, Yucatan, MXN$4,215,466.30 (four million two hundred fifteen thousand four hundred sixty six pesos thirty cents.)
c) for the property called "San Antonio Yokdzonot" with cadastral number one thousand and thirty-three of the town of Sucopó, municipality of Tizimin, Yucatan, MXN$4,215,466.30 (four million two hundred fifteen thousand four hundred sixty six pesos thirty cents.)
d) for the property called "X-Hueza" with cadastral number four hundred of the town of Sucopó, municipality of Tizimin, Yucatan, MXN$4,215,466.30 (four million two hundred fifteen thousand four hundred sixty six pesos thirty cents.)
e) for the property called "Chelón" with cadastral number one thousand and thirty-two of the town of Sucopó, municipality of Tizimin, Yucatan, MXN$4,215,466.30 (four million two hundred fifteen thousand four hundred sixty six pesos thirty cents.)
f) for the property called "Puytc" with cadastral number five hundred and forty-four of the town and municipality of Tizimin, Yucatan MXN$6,098,898.29 (six million ninety eight thousand eight hundred ninety eight pesos and twenty nine cents).
g) For the property called "Santa Cruz Número Dos" with cadastral number six thousand nine hundred and eleven of the town and municipality of Tizimin, Yucatan, MXN $4,667,818.22 (four million six hundred sixty seven thousand eight hundred and eighteen pesos and twenty cents).

Amount which is paid by "THE BUYER" to "THE SELLER" as follows: a) by means of electronic wire transfer Issued by the buyer from the banking institution named Banorte on the amount of MX$20,701,161.00 in favor of Zilkha trust in the bank account which such trust holds in JP MORGAN CHASE BANK NA by express and irrevocable request from THE SELLER since with such amount the "THE SELLER" pays the credit mentioned in the background of this public deed, therefore, and b) by means of electronic wire transfer issued by the buyer from the banking institution Banorte, on the amount of $11,142,887.00 in favor of the SELLER. THE SELLER hereby grants a formal receipt for the aforementioned full price to "THE BUYER" as well as the most efficient surety that may correspond by law.

THIRD.- By virtue of the sale which has been formalized in the foregoing clauses, the transfer of property, in full ownership, in favor of "THE BUYER" has been duly consummated for each and every one of the real properties mentioned in the first recital of this deed; and the legal delivery of such real properties to the acquiring party has been verified, in accordance to the Law.

FOURTH.- "THE SELLER"  hereby states that it releases "THE BUYER" from any liability arising from any labor, tax, environmental, administrative or other type of incident, hereby binding to hold THE BUYER safe and harmless in any such case and to pay for any damages, expenses and costs, including legal costs and attorneys fees, in which THE BUYER, as a good faith purchaser, may incur in case of any third party claim arising from the aforementioned incidents, as they may be related to the background and facts prior to the performance of this transaction.

FIFTH.- The contracting parties hereby attest: that the price that was agreed upon between them in regards to the sale of each one of the real properties mentioned herein is just and legal; that, while fixing such price, there has been no fraud or damages; and that the real properties themselves were appraised by Efraín J. Díaz y Díaz, who was appointed by the Buyer, Public Broker number one in this State, on the same amount  agreed upon by the parties as the price for each real property, as stated in the reports which were shown to me and which I, the Notary, hereby attach to the document file of the appendix of this deed.

SIXTH.- "THE BUYER" accepts the sales that are granted in its favor in regards to the aforementioned real properties and it hereby attests that, on this day, the physical ownership and holding of such real properties was conveyed to it by "THE SELLER"

SEVENTH – "THE BUYER" acknowledges that it has inspected the properties subject matter of this public deed prior to the execution of this public deed, is satisfied with the condition thereof and, except as may be otherwise expressly set forth in this public deed, and hereby accepts such properties in its present condition, as is, without warranties by seller of any kind or nature as to the suitability of the property for the intended use by buyer. "The Seller" makes no warranty or representation, either express or implied, as to the fitness for a particular use or otherwise, quality, condition, capacity, suitability, merchantability or performance of the property. It being agreed that the property is sold "as is" and that all such risks, are to be borne by The Buyer at its sole risk.

EIGHT – "The Buyer" agrees that it is purchasing the real properties on an Ad Corpus basis and based exclusively on its own investigation and examination of the properties sold, including, but not limited to: (a) the condition of the real properties for Buyer's intended use or for any use whatsoever; (b)  whether or not the real properties  comply with any applicable agricultural, forestry, building, zoning, fire or building code provisions, governmental laws or regulations, or any required permits; (c) the location of the real property's boundaries and the presence or absence of encroachments upon any other property; (d) whether the property is served by a public utility, public water main, public sewer main, or other utilities and the condition thereof and the access thereto; (e) lot size, dimension or square footage of the real properties.

NINTH.- "THE SELLER" hereby states and acknowledges: that within the purchase price which was agreed upon by it with "THE BUYER" for the sale of the real properties mentioned in this deed, it also assigns and conveys to "THE BUYER" each and every one of the rights and entitlements that correspond to it as titleholder of the aforementioned certificates of concession issued by the National Water Commission, described in the background third of this public deed. No water rights or concessions are represented, warrantied or guaranteed by means of the aforementioned certificates. It is agreed by the parties that as a result of the assignment of the concessions, any rights belonging to the "The Seller" are hereby conveyed to the "THE BUYER". THE SELLER" hereby agrees to support the performance of any each and all of the necessary procedures, along with "THE BUYER", so that the latter may be recognized as the new titleholder of the rights and entitlements mentioned herein.
"THE BUYER" hereby accepts the assignment of the rights that are formalized herein in its favor.

TENTH.- "THE SELLER" hereby states that it has paid all of the tax contributions and exploitations in regard to national waters corresponding to the aforementioned concession certificates and it hereby states, under penalty of perjury that it is not aware of any circumstances whatsoever that would impede the assignment of rights which has been made in the foregoing nine clause, and it hereby agrees to give written notice to the National Water Commission in a timely manner regarding the aforementioned assignment of rights for all legal purposes and effects.

ELEVENTH.- All of the expenses, taxes, charges, and fees that are caused by the sale being formalized in this deed shall be borne exclusively by "THE BUYER", with the sole exception of the payment for income taxes caused by the sale of goods which, pursuant to the corresponding Law, shall be borne by the seller.

TWELFTH - In the event of any dispute arising in regards to this purchase sale agreement and the assignment of rights which have been formalized by means of this deed, the parties hereby expressly submit to the jurisdiction of the Judges and Courts of Mérida, Yucatán.
A true and accurate English translation of this deed is attached to the appendix hereof for informative purposes.
In the matter of income taxes, the granting parties hereby represent: that they have made all outstanding payments, providing no evidence thereof, and that they are registered in the Federal Taxpayer´s Registry as follows: mister Juan Antonio Herrera Gomez "THE SELLER" and mister Mateo Alfredo Mazal Beja "THE BUYER".

TAX CLAUSE:
    In the matter of value added tax, such tax is not caused in this deed given that the real properties being transferred hereby have no buildings upon them that are intended to be inhabited, as has been duly established, under penalty of perjury, by "THE SELLER", and therefore article  Thirteen, section first of the relative law is applicable herein. –
    In the matter of the land purchase tax, I, the Notary, having made the corresponding calculations pursuant to the law, have found that the resulting tax to be paid is the sum of MX $697,435.88 pesos, Mexican currency, to be paid by "THE BUYER
     In the matter of the provisional income tax payment and "impuesto cedular" in regards to the transfer by means of a sale being formalized in this deed, there have been no calculations or withholdings made given that the seller is a corporate entity.
I, the Notary, hereby attest: that in this granting I have complied with the obligations that are established in articles eighteen of the Federal Law for the Prevention and Identification of Transactions with Funds from Illegal Sources and thirteen of the General Rules for such Law, and other applicable laws, in regards to: a) I identified the parties, including their corresponding names, dates of birth, address and activities or profession; b) the parties themselves evidenced their identity with the respective documents, which include, for each one, the photograph and signature of their holder and they also exhibited the certificates of registration in the National Population Registry and the Federal Taxpayer´s Registry; c) that the parties themselves stated that their corresponding phone numbers and e-mail addresses are as follows: for mister Juan Juan Antonio Herrera Gomez Rueda 9999444656, jherrera@gceholdings.com and for mister  Mateo Alfredo Mazal Beja 8183995600 mmazal@enerall.biz.
The parties themselves, as well as the undersigned Notary, stated and attested that there is no formal or informal business relationship between us as such relationship is defined by article third of the General Rules of the aforementioned Law; e) I requested from the parties that they state whether or not they are aware of any controlling owner or beneficiary in this transaction and they both responded in the negative sense; and f) I have made up the sole file for the identification of each one of the clients or users who are granting this deed pursuant to the terms of article twelve (amended) of the aforementioned Rules of Operation of the Law, attaching the aforementioned documents to the document file of the appendix of this deed.

Lastly, I, the Notary, hereby attest: that the parties who appeared grant to the undersigned Notary, pursuant to the terms of articles eight and nine of the Federal Law for the Protection of Personal Information in the Possession of Individuals, their consent in the matters regarding the treatment of the personal information which is established in this instrument and in the corresponding file and they hereby authorize that the same information be provided to the competent authorities, including those in charge of tax, judicial and public registry affairs, as well as to any parties who may hold a legitimate interest thereon, for all legal purposes and effects; whereas, this deed complies with all of the requirements set forth by article forty nine of the State Notarial Law in effect, insofar as I ascertained the identity and the capacity of the appearing parties, I ensured that they intentionally took part in this transaction, I instructed them about the scope and legal effects hereof, and, at their request, I read this deed, to which they represented their agreement and therefore they hereby sign it before me. Witnessed.-